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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report:  August 4, 2000

                             _____________________



                          CARRIER ACCESS CORPORATION
            (Exact name of registrant as specified in its charter)


      State of Delaware                000-24597                                    84-1208770
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer Identification No.)
        incorporation)           ------------------------



                    5395 Pearl Parkway, Boulder, CO  80301
             (Address of principal executive offices and zip code)


                                (303) 442-5455
                    (Telephone number, including area code)
                           ------------------------


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ITEM 2.    ACQUISITIONS OR DISPOSITION OF ASSETS

           Effective August 11, 2000, Carrier Access Corporation, a Delaware corporation (the "Registrant"), acquired Millennia Systems, Inc., a Virginia corporation ("Millennia") pursuant to an Agreement and Plan of Reorganization (the "Agreement") by and among Millennia, the Registrant and Millenia Acquisition Corporation ("Merger Sub"), a Viriginia corporation and a wholly-owned subsidiary of the Registrant. Pursuant to the Agreement, Merger Sub was merged with and into Millennia (the "Merger") and the Millennia stockholders received a total of 163,003 shares of the Registrant's common stock and $1,971,563 in exchange for their Millennia capital stock. The Registrant is currently evaluating the level of in-process research and development. The description contained in this Item 2 of the Merger and the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1.

           Of the 163,003 shares of the Registrant's common stock issued in the Merger, 22,835 shares were placed into escrow, to be held as security for losses incurred by the Registrant in the event of certain breaches of the representations and warranties covered in the Agreement or certain other events. Pursuant to the Agreement, the Registrant also assumed all of Millennia's outstanding options.

           The consideration paid by the Registrant was determined pursuant to arms' length negotiations and took into account various factors concerning the valuation of the business of Millennia, including valuations of comparable companies and the business and operating results of Millennia.

           The shares of Registrant's common stock issued pursuant to the Merger were not registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon the exemptions provided by Section 4(2) under the Securities Act.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Millennia.

              Not applicable.

         (b)  Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibits.

              2.1  Agreement and Plan of Reorganization dated August 4, 2000.


                                      -2-
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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CARRIER ACCESS CORPORATION

August 18, 2000                     /s/ Timothy R. Anderson
                                    --------------------------------------------
                                    Timothy R. Anderson, Chief Financial Officer



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                               Index to Exhibits
                               -----------------


                                                                    Sequentially
Exhibit                                                              Numbered
 Number                     Description of Documents                    Page
-------- ---------------------------------------------------------- ------------
  2.1    Agreement and Plan of Reorganization dated August 4, 2000.      5




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